UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

 `

Date of Report (Date of earliest event reported): December 15, 2022

 ACCELERATE ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40232	86-1209097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 John F. Kennedy Parkway Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

(973) 314-3060

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	AAQC.U	New York Stock Exchange
Class A common stock included as part of the units	AAQC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, upon the stockholders’ approval of the Early Termination Trust Amendment Proposal (as defined below), Accelerate Acquisition Corp. (the “Company”) entered into an amendment (the “Trust Amendment”) to the Investment Management Trust Agreement, dated March 17, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account (the “Trust Account”) established in connection with the Company’s initial public offering to December 15, 2022.

A copy of the Trust Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2022, the Company held a special meeting of its stockholders (the “Stockholder Meeting”) to consider and vote upon proposals to inter alia, permit the Company to liquidate and wind up early by (i) amending the Company’s Amended and Restated Certificate of Incorporation (as may be amended from time to time, the “Certificate of Incorporation”) to (A) eliminate the requirement that the Company retain at least $5,000,001 of net tangible assets following the redemption of the Company’s Class A common stock, par value $0.0001 per share (the “Public Shares”) in connection with a Business Combination (as defined in the Certificate of Incorporation) and certain amendments of the Certificate of Incorporation and (B) allow the Company to remove up to $100,000 of interest earned on the amount on deposit in the Trust Account prior to redeeming the Public Shares in connection with the Stockholder Meeting in order to pay dissolution expenses (such amendment, the “Redemption Limit Elimination Amendment” and such proposal, the “Redemption Limit Elimination Amendment Proposal”); (ii) amending the Certificate of Incorporation to change the date by which the Company must consummate a Business Combination from March 22, 2023 to December 15, 2022 (such date, the “Early Termination Date”, such amendment, the “Early Termination Amendment” (and together with the Redemption Limit Elimination Amendment, the “Certificate of Incorporation Amendment”) and such proposal, the “Early Termination Proposal”); and (iii) amending the Investment Management Trust Agreement, dated March 17, 2021, to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering from March 22, 2023 to the Early Termination Date (the “Early Termination Trust Amendment Proposal” and together with the Redemption Limit Elimination Amendment Proposal and the Early Termination Proposal, the “Proposals”).

At the Stockholder Meeting, the stockholders of the Company approved the Proposals. On December 15, 2022, the Company filed the Certificate of Incorporation of Amendment with the Secretary of State of the State of Delaware. The foregoing description is qualified in its entirety by reference to the Certificate of Incorporation of Amendment Amendment, a copy of which is attached hereto as Exhibit 3.1, and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote Security Holders.

On December 15, 2022, the Company held the Stockholder Meeting to approve the Proposals and, if necessary, an adjournment proposal (the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on November 28, 2022.

Holders of 39,737,582 shares of common stock of the Company held of record as of November 25, 2022, the record date for the Stockholder Meeting, were present in person or by proxy, representing approximately 79.48% of the voting power of all shares of the Company’s common stock outstanding as of the record date for the Stockholder Meeting, and constituting a quorum for the transaction of business. The voting results at the Stockholder Meeting with respect to the Proposals (which were approved by the Company’s stockholders) were as follows:

The Redemption Limit Elimination Proposal

For	Against	Abstain
38,691,320	1,039,722	6,540

The Early Termination Proposal

For	Against	Abstain
39,653,961	83,596	25

The Early Termination Trust Amendment Proposal

For	Against	Abstain
39,653,961	83,596	25

The Company had solicited proxies in favor of an Adjournment Proposal which would have given the Company authority to adjourn the Stockholder Meeting to solicit additional proxies. As there were sufficient votes to approve the Proposals, the Adjournment Proposal was not presented to stockholders and was not voted upon at the Stockholder Meeting.

In connection with the votes to approve the Charter Amendment, the holders of 38,145,658 Public Shares properly exercised their right to redeem their Public Shares (and did not withdraw their redemption elections) for cash at a redemption price of approximately $10.09 per share, for an aggregate redemption amount of $384,875,051.97 (the “Early Redemption”). Because the Company will not be able to complete an initial business combination by the Amended Termination Date, the Company is obligated to redeem the remaining Public Shares as promptly as possible, but not more than 10 business days after the Early Termination Date (the “Mandatory Redemption”). The Company expects to complete the Early Redemption and the Mandatory Redemption on or about December 20, 2022 and December 23, 2022, respectively. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless on the Amended Termination Date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company
10.1	Amendment to the Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2022	ACCELERATE ACQUISITION CORP.

	By:	/s/Michael Simoff
	Name:	Michael Simoff
	Title:	Chief Financial Officer

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